MFS(R)/ SUN LIFE SERIES TRUST:

                           GLOBAL TOTAL RETURN SERIES

                      Supplement to the Current Prospectus

Effective immediately, the Portfolio Manager section of the prospectus is hereby restated as follows:

     Frederick J. Simmons, a Senior Vice President of MFS, has been a portfolio manager of the series since November 1994, and has been employed in the investment management area of MFS since 1971. Steven R. Gorham, a Senior Vice President of MFS, has been a portfolio manager of the series since May 2000, and has been employed in the investment management area of MFS since 1992. Mr. Simmons and Mr. Gorham are managers of the common stock portion of the series' portfolio. Matthew W. Ryan, a Vice President of MFS, is a manager of the fixed income portion of the series' portfolio. Mr. Ryan has been employed in the investment management area of MFS since 1997 and became the portfolio manager of the series effective September 30, 2002.



                The date of this Supplement is October 24, 2002